Exhibit 99.1

A Banking-as-a-Service pioneer, enabling non-banks to build financial services for their customers Investor Presentation August2021 A Banking-as-a-Service pioneer, enabling non-banks and banks to build financial services for their customers Q2 2021 1

Disclaimer BM Technologies is not a bank, and it does not provide banking services. The BankMobileplatform facilitates deposits and banking services between a customer and an FDIC-insured partner bank. Any reference in this presentation to “banking” or “banking services” is in reference to the BankMobiletechnology providing services between customers and a partner bank. The BankMobilebrand and trademark is only used in reference to services being provided between a customer and an FDIC-insured partner bank. This presentation is for informational purposes only and should not be relied on for any other purpose. No representations or warranties, express or implied are given in, or with respect to, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy and completeness. This data is subject to change. This Presentation and the contents hereof are confidential. No Offer or Solicitation This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offerto sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Forward-Looking Statements This Presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. This information is, where applicable, based on estimates, assumptions and analysis that management believes, as of the date hereof, provide a reasonable basis for the information contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as “may,” “will,” “would,” “could,” “expect,”“intend,” “plan,” “aim,” “estimate,” “target,” “anticipate,” “believe,” “continue,” “objectives,” “outlook,” “guidance” or other similar words, and include statements regarding plans, strategies, objectives, targets, estimates, projections, and expected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those projections and forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors. There can be no assurance that the estimates and assumptions made in preparing the financial projections and forecasts will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected. The Company's financial performance and results of operations will be subject to a variety of risks, including but not limited to general economic conditions, consumer adoption, technology and competition, the ability to enter into new partnerships, regulatory risks, risks associated with the higher education industry and financing, and the operations and performance of its partners, including white-label partners. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” and in the Company’s periodic filings with the SEC. The Company’s SEC filings are available publicly on the SEC website at www.sec.gov. All information herein speaks only as of the date hereof unless otherwise specified. Management undertakes no duty to update, add to or otherwise revise or correct any of the information contained herein, whether as a result of new information supplied, future events, inaccuracies that become apparent after the date hereof or otherwise. Forecasts and estimates regarding industry and endmarkets are based on sources believed to be reliable, however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Use of Projections This Presentation contains financial forecasts with respect to, among other things, income sources, revenue growth, and equity values. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial projections in this Presentation is not an admission or representation that such information is material. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially fromthose contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved. Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures that management reviews to evaluate its business, measure its performance and make strategic decisions. Management believes that such non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, net, other expense, net, income taxes, and depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charge. EBITDA and any other ratio or metrics derived therefrom are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenue, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze the business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how management calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider EBITDA alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. 2

Q2 BMTX at a Glance Focused on Millennials/Underserved middle income Americans Customer-centric & affordable banking Create customers for life with full suite of banking products One of America's Largest Digital Banking Platforms Approximately2M accounts Opening 450k accounts annually $67 million in 2020 Revenue 2020 EBITDA Positive: $3.5M Expert in B2B2C Banking Proprietary Banking-as-Service Technology Approximately 735University Partners Serve 1 in every 3 students T-Mobile Partnership Google Partnership 4.9 App Store Rating / 65+ NPS Listed on: 4.9 Apple App Store Rating 3

Q2 Financial Highlights: Record 1H Results #1 • Q2 Core EBITDA (1) : $5.2mm • Core EBITDA (1) Increased $6M YoY, an 11X YoY increase • 1H21 Record CoreEBITDA (1) of $13.9M is nearly 4x 2020 Core EBTIDAof $3.5M EBITDA +11X YoY #3 • Q2 Core Revenue (1) of $22.7M • $7.1M improvement over Q2 2020 Core Revenues Improved 46% YoY • Approximately 200Kaccounts opened in 1H21 #4 New Accounts Opened (1) Note: Core Revenue, EBITDA, and EPS are Non-GAAP Measures, see slides 18 and 19for further detail #2 • Q2 Core earnings (1) of $1.2M, compared to a core loss of $4.1M in Q2 2020 • Q2 Core EPS (1) of $0.10, compared to a loss per share of $0.67 in Q2 2020 Core EPS of $0.10 4

($0.9) $5.2 ($0.5) $8.7 2020 2021 Quarter 1 Quarter 2 $15.6 $24.1 $15.6 $22.7 2020 2021 Quarter 1 Quarter 2 Strong YoY 1H Core Revenue and Core EBITDA Growth Core Revenue ($MM) (1) Core EBITDA ($MM) (1) (1) Note: Core EBITDA and Revenue are non-GAAP measures, see slides 18 and 19 for further detail +$15.6M/50% YOY +$15.3M/11x YOY $31.2 $46.8 -$1.4 $13.8 5

Q2 Highlights: Deposit and Spend

#1	Average Serviced Deposits +126% YoY	• Average Serviced New Business[1] Deposits increased $848M
		  • 616% YoY growth
		• Average Serviced Higher Education deposits increased $21M/4% YoY
		• Organic Deposits[2] grew $39M/7% YoY; increased 29% compared to 1H20 to $1.2B
		  • Indicates strong primary banking behavior

#2	Debit Card Spend +19% YoY	• Total BMTX Debit Spend Increased $134M
		  • 19%YoY Growth
		• New Business Debit Spend increased $80M
		  • 91% YoY Growth

#3	$2.3B in Q2 Disbursement Volume	• $2.3B in Financial Aid disbursed in Q2 / $6.4B disbursed YTD
#4	Approximately $52M In Q2 Stimulus Funds	• $12M in Direct Stimulus (stimulus direct to individuals) • $40M in CARES Act Stimulus (stimulus distributed by schools)

(1) Note: Note: New Business includes White Label Partners and Workplace Banking;
(2) Note: Organic deposits defined as Cash inflows to end user deposit accounts, not attributable to higher education disbursements or white label partner incentive payments.

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Per Account Metrics (1) Q2’ 2020 Q2’ 2021 $32 $45 41% Growth % $1,559 $3,434 120% $1,207 $1,399 $1,892 $8,236 335% 16% $1,638 $1,977 15%$1,491 $1,714 21% $1,567 $1,824 16% Deposits/Account Spend/Account New Business Deposits/Account Spend/Account Student Business Deposits/Account Spend/Account BMTX BMTX Revenue / Account 1) All metrics are per 90-Day active accounts 7

New Business Verticals Performance



Number of Accounts (TTM)
Q3’20
Q4’20
Q1’21
Q2’21
YoY Growth
79%
74%
61%
59%



EOP Serviced Deposit Balances (TTM)
($MM)
Q3’20
Q4’20
Q1’21
Q2’21
YoY Growth
343%
579%
734%
553%



Card Spend (TTM)
($MM)
Q3’20
Q4’20
Q1’20
Q2’21
YoY Growth
180%
129%
137%
91%

- Quarterly card spend has increased 91% over Q2 2020 and the number of accounts opened has increased 59%.
- Ending serviced deposit balances are growing exponentially, increasing 553% in the last twelve months.
- Overall growth is driven by both increasing number of accounts and average account performance
- New Business “Per Active Account” Metrics:
  - Avg Serviced Deposits Balances +335% YoY per account
  - Quarterly Card Spend +16% YoY per account

Account Level Performance of the New Business Verticals



AVG Serviced Deposit Balances per Active Account ($)
335% Growth YoY
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
New Business
Total BMTX
Higher Ed



Card Spend per Quarter per Active Account ($)
16% Growth YoY
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
New Business
Total BMTX
Higher Ed

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$689 $1,558 Q2 2020 Q2 2021 98% 99.5% 3 YR Avg TTM $527 $566 Q2 2020 Q2 2021 Demonstrating Strong Performance Across Key Metrics University Retention Vs. 3 Year Average Q2 TTM retention is above average of trailing 3 years’ retention Calculated as one minus the annual SSE attrition over beginning of the year SSE count The aggregate amount of spend on debit cards in Q2 2021 vs Q2 2020 Debit Card spend grew 19% YoY in Q2 2021. Avg.Serviced Deposits Q2 ($M) Growth driven by increasesin account balances, organic deposits, and federal stimulus tailwind Aggregate, end of period balance of serviced customer deposits across all business lines 2Q OrganicDeposits ($M) Cash inflows to end user deposit accounts, not attributable to higher education disbursements or white label partner incentive payments 126% 19% 7% Growth driven by stronger performing accounts and boosted by federal stimulus programs Comments: Definition: Card Spend Q2 ($M) 1% $694 $828 Q2 2020 Q2 2021 9

Highly Attractive Business Model

Income Statement – Historical

Revenue Breakout by Major Categories

Category	% of Total 2020 Revenues	Description
Card Revenue	*39%*	Interchange and MasterCard incentive income based on card activity and out-of-network ATM fees
Deposit Servicing Fees	*33%*	Fee charged to partner bank(s) based on average balances of serviced deposits
Account Fees	*17%*	Monthly account fees, wire fees and card replacement fees
University Fees	*8%*	Subscription and transactional fees charged to colleges based on enrollment size, competitive marketplace and disbursement channels and options
Other Fees	*2%*	Various nominal other fees, including fees associated with cash deposits

% of Total 2020 Revenues

Historical Income Statement

(Dollars in Millions)	2019 Pro Forma Core[1]	2020 Pro Forma Core[1]	2021 'Q1	2021 'Q2
Interchange and Card Revenue	28.1	26.3	8.4	7.2
Servicing Fees From Customers Bank	16.5	22.3	9.1	10.4
Account Fees	10.9	11.3	2.7	2.6
University Fees	5.0	5.3	1.3	1.3
Other Fees	0.9	1.5	2.7	1.2
Pro Forma Core Revenues	**$61.3**	**$66.7**	**$24.1**	**$22.7**
Less: Pro Forma Core OpEx (Excl. Deprec. & Amort.)	63.6	63.1	15.4	17.5
Pro Forma Core EBITDA	**($2.2)**	**$3.5**	**$8.7**	**$5.2**
Less: Interest Expense	0.5	1.4	0.05	0.04
Less: Deprec. & Amort.	9.3	11.9	3.0	3.0
Pro Forma Core Pre-Tax Income	**($12.1)**	**($9.8)**	**$5.7**	**$2.2**
Average Serviced Deposits	**$549**	**$750**	**$1,317**	**1,558**
YoY Growth				
Average Serviced Deposits		*37%*	*112%*	*126%*
Pro Forma Core Revenues		*9%*	*54%*	*46%*
Pro Forma Core OpEx (Excl. Depreciation & Amortization)		*(1%)*	*(7%)*	*9%*

1) 2019 financials are shown pro forma for BM Technologies' current deposit servicing and expense agreements with Customers Bank
2) Core Revenue, OpEx, and EBITDA are Non-GAAP financial measures; see pages 18 and 19 for reconciliations to Non-GAAP financial measures

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• YTD BMTX added 8 new schools with over 47K students • BMTX has a strong pipeline Q2 BTMX Business Highlights #1 Strong Pipeline of New School Prospects #2 • BMTX announced key product partnerships this quarter for credit monitoringand identity protection; also announced new Workplace Banking distribution partner #3 NewStrategic Partnerships • BMTX has retained nearly 100% of its higher education college and university partners • Promoting Vendor Pay in all renewals –more products increases “stickiness” #4 Strong Retention of Portfolio Schools • We recently announced plans to serve banks and credit unions looking to expand their digital presence and leverage BMTX’s proprietary banking technology stack Extending BAAS to Banks and Credit Unions 11

Tremendous Platform Growth Opportunity Multiple Levers to Accelerate Growth Expand Student Adoption and Create Long-Term Customer Relationships by Expanding Access to Credit Products Continue to Add New White-Label Partners Strategic M&A Expand Distribution Channels and Product Offerings x Drive strong organic growth by successfully executing on our customer acquisition and engagement strategies x Continue RFP process and strategic discussions with vetted blue-chip, white-label partners to tap into their loyal customer bases x Distribute the platform through new channels to open up incremental TAM x Capitalize on robust universe of marketplace lenders, Personal Financial Management (“PFM”) players, and vertical higher-ed software acquisition targets Further Expand Within Existing White-Label Partnerships x Continue to add new SSEs x Increase adoption rates through new partnerships x Expand bank partnerships to expand access to credit 12

Investing & Insurance Next 6-18 Months Crypto AdviceLending Looking Forward: 5 Pillars Of the BMTX Banking Platform Banking Next 6-18 Months Next 6-18 Months New Credit Monitoring and Identity Protection Services signed in Q2 13

Public Comparable Companies (1) ▪ Enterprise Value multiples are valued at a significant discount when looking at 2021E EBITDA and revenue EV / 2021E EBITDA Multiples EV / 2021E Revenue Multiples Source: Capital IQ & FactSet Research Systems, Inc.; Market data as of 8/6/2021 Note: Multiples exclude valuations less than 0.0x and greater than 50.0x; Peer data reflects consensus estimates 1) Reflects median values for comparable companies in each respective industry 2) 2021 Revenue and EBITDA based on consensus estimates from S&P Globalof $91M for revenue and $20.0M for EBITDA as of 8/6/2021 ▪ Private market valuations for US and Int’l Neobanksusing disclosed valuations and number of accounts (3) Public Comparable Companies (1) Average: $734 per Customer Valuation ($mm) Accounts (3) (millions) $115.5mm $30,000mm $3,500mm $33,000mm $1,548mm$1,400mm 2mm 40mm 5mm 16mm 4.8mm5mm Valuation / Customers 3) FT Partners Research, “The Rise of Challenger Banks”, Business Insider, TechCrunch and Bloomberg; References to number of customers is assumed to apply accounts; BMT account data as of 12/31/2020 $1,000mm 2mm $14,500mm 12mm (2) Valuation Overview (2) 14

Key Investment Highlights

Strong Financial Results

Q2 Core EBITDA[1] $5.2M

Q2 Core Revenue[1] Up 46% YoY

Established Customer Base

~2 million Accounts

Account Growth

Over 450K Accounts Opened in TTM

Attractive Valuation

Deep Discount to Public and Private Peer Set

Strong Existing Partnerships

Approx. 735 University Partners

T-Mobile, Google

Deep Customer Engagement

41% Revenue Per Active Account YoY Increase

Higher Balances & Spend

Proprietary Digital Banking Platform

Ready to roll out to White Label and Workplace Banking products

(1) Note: Core EBITDA and Revenue are Non-GAAP measures, see slides 18 and 19 for further detail

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Q&A Questions 16

1) Core EBITDA is a Non-GAAP financial measures; see pages 18 and 19 for reconciliations to Non-GAAP financial measures 2) 2021 Revenue and EBITDA based on consensus estimates from S&P Globalof $91M for revenue and $20M for EBITDA as of 8/6/2021 Capitalization and Ownership Capitalization at Closing Share Price (as of 8/6/21) $11.08 Total Shares Outstanding 12.2 BMTX Equity Value $135.2 Cash 19.6 Debt 0.0 Enterprise Value $115.6 BMTX 2020 Pro Forma Core EBITDA ($mm) (1) $3.5 BMTX 2021E Pro Forma Core EBITDA ($mm) (2) $20.0 BMTX 2021E Pro Forma Core Revenue ($mm) (2) $91.4 EV / 2020 Pro Forma Core EBITDA 33.0x EV / 2021E Pro Forma Core EBITDA 5.8x EV / 2021 Pro Forma Core Revenue 1.3x Equity Capitalization Summary Share Count % of (millions) Total Publicly Held 8.9 73.3% PIPE Investors 1.9 15.7% BMTX Employees 1.3 11.1% Total 12.2 100.0% Party 17

Reconciliation to Non-GAAP Financial Measures YOY Change (dollars in thousands) Q2 2021 Q1 2021 Q4 2020 Q3 2020 Q2 2020 $ % Interchange and card revenue $7,186 $8,351 $6,232 $7,377 $6,069 $1,117 18% Deposit servicing fees 10,387 9,089 6,782 5,718 5,145 5,242 102% Account fees 2,641 2,686 2,791 2,789 2,819 (178) (6)% University fees 1,331 1,324 1,292 1,348 1,395 (64) (5)% Other 1,156 2,650 154 1,010 124 1,032 Core Revenues 3 $22,701 $24,100 $17,251 $18,242 $15,552 $7,149 46% Servicing fee Adjustment 192 283 80 96 (120) 312 NM Total GAAP revenues 22,893 24,383 17,331 18,338 15,431 7,462 48% Core OpEx(Excl Dep/Amor) 3 $17,530 $15,370 15,715 $14,561 $16,088 1,357 8% Servicing fee Adjustment 192 283 80 96 (120) 312 (260)% Merger expense & software write-down — — 1,448 377 35 (35) (100)% Depreciation and amortization 2,950 2,960 3,042 2,601 3,045 (95) (3)% Total GAAP expenses $20,682 $18,616 $20,470 $17,728 $19,144 1,539 8% Core EBITDA 3 $5,171 $8,730 $1,535 $3,681 $(536) $5,707 NM Core EBITDA Margin 3 23% 36% 9% 20% (3)% 18

Reconciliation-GAAP Net Income to Core Net Income Q2 2021 Q1 2021 Q4 2020 Q3 2020 Q2 2020 GAAP net income (loss) $(1,836) $18,889 $(3,390) $251 $(4,119) Add: (loss) gain on FV of private warrant liability 3,056 (15,003) — — — Add: non-cash loss on software write-down — — 1,248 — — Add: merger expenses — — 287 377 25 Less: tax (@27%) on non-core items — — (414) (102) (7) Core net income (loss) $1,220 $3,886 $(2,269) $526 $(4,101) Core Diluted Shares 11,976 15,512 6,123 6,123 6,123 Core EPS $0.10 $0.25 $(0.37) $0.09 $(0.67) Reconciliation-GAAPNetIncometoCoreNetIncome(inthousands) 19